(File Nos. 33-33231 and 811-4587)

                            SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
        [X] Preliminary Proxy Statement
        [ ] Confidential, for Use of the Commission Only (as permitted by
            Rule 14a-6(e)(2))
        [ ] Definitive Proxy Statement
        [ ] Definitive Additional Materials
        [ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                 PAINEWEBBER FINANCIAL SERVICES GROWTH FUND INC.
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

        [X] No fee required
        [ ] Fee computed on table below per Exchange Act Rules  14a-6(i)(1) and
             0-11

              1) Title of each class of securities to which transaction applies:
              2) Aggregate number of securities to which transaction applies:
              3) Per unit  price or other  underlying  value of  transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
              4) Proposed maximum aggregate value of transaction:
              5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:
         2) Form, Schedule or Registration Statement No.:
         3) Filing Party:
         4) Date Filed:

                 PAINEWEBBER FINANCIAL SERVICES GROWTH FUND INC.

                                                               November 30, 2000

Dear Shareholder,

     The enclosed proxy materials relate to a special meeting of the shareholders of PaineWebber Financial Services Growth Fund Inc. ("Fund") to be held on January 11, 2001. The Board of Directors ("Board") has called this meeting to request shareholder approval of the following proposals that relate to the management and operation of the Fund:

     1. New investment advisory arrangements for the Fund that consist of

        a) a new investment  advisory and  administration  contract  between the
           Fund  and  Mitchell   Hutchins  Asset   Management  Inc.   ("Mitchell
           Hutchins") and

        b) a sub-advisory contract under which DSI International Management, Inc. ("DSI") would manage the Fund's investment portfolio.

     2. Amendment of the Fund's fundamental investment limitations to change its status from diversified to non-diversified to provide the Fund with increased investment flexibility.

     3. A policy that would permit Mitchell Hutchins and the Board, in the future, to appoint and replace unaffiliated sub-advisers and amend their sub-advisory contracts without seeking additional shareholder approval.

     YOUR VOTE IS VERY IMPORTANT. The enclosed proxy statement describes each proposal more fully. Please read this document carefully and sign your proxy card and return it today in the enclosed postage-paid return envelope. Or you may vote your shares by telephone or the Internet. Voting your shares early will avoid costly folow-up mail and telephone solicitation.

     THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THESE PROPOSALS.

     Thank you for your attention to this matter and for your continuing investment in the Fund.

                                        Very truly yours,


                                        Brian M. Storms
                                        President


                 PAINEWEBBER FINANCIAL SERVICES GROWTH FUND INC.                Preliminary
                               51 West 52nd Street                              Proxy Materials
                          New York, New York 10019-6114                         Filed Under
                            -------------------------                           Rule 14a-6(a)
                                                                                of 1934 Act

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                JANUARY 11, 2001
                            -------------------------


To the Shareholders:

     NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders ("Meeting") of PaineWebber Financial Services Growth Fund Inc. ("Fund") will be held on January 11, 2001, at 1285 Avenue of the Americas, 14th Floor, New York, New York, 10019-6028, at 10:00 a.m., Eastern time, for the following purposes:

     1(a) To approve or disapprove a new investment advisory and administration contract between the Fund and Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins");

     1(b) To approve or  disapprove a  sub-advisory  contract  between  Mitchell
          Hutchins and DSI International Management, Inc.;

     2    To  approve  or  disapprove   amendment  of  the  Fund's   fundamental
          investment limitations to change its status from diversified to non-diversified; and

     3 To approve or disapprove a policy to permit Mitchell Hutchins and the Fund's Board of Directors to appoint and replace sub-advisers and to enter into and amend sub-advisory contracts without further shareholder approval.

     Shareholders of record as of the close of business on October 31, 2000, are entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

     Please execute and return promptly in the enclosed envelope the accompanying proxy, which is being solicited by the Fund's Board of Directors, or vote your shares by telephone or through the internet. Returning your proxy promptly is important to ensure a quorum at the Meeting. You may revoke your proxy at any time before it is exercised by the subsequent execution and submission of a revised proxy, by giving written notice of revocation to the Fund at any time before the proxy is exercised or by voting in person at the Meeting.

                                By Order of the Board of Directors,


                                Dianne E. O'Donnell
                                Secretary


November 30, 2000
51 West 52nd Street
New York, New York  10019-6114

--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN.

         Please indicate your voting instructions on the enclosed proxy card, sign and date the card and return it in the envelope provided. IF YOU SIGN, DATE AND RETURN THE PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE PROPOSALS DESCRIBED ABOVE. In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing your proxy card promptly. As an alternative to using the paper proxy card to vote, you may vote shares that are registered in your name, as well as shares held in "street name" through a broker, via the Internet or telephone. To vote in this manner, you will need the 14-digit "control" number(s) that appear on your proxy card(s).

         To vote via the Internet, please access [insert web address] on the World Wide Web and follow the on-screen instructions.

         You may also call [___________] and vote by telephone.

         If we do not receive your completed proxy cards after several weeks, our proxy solicitor, Shareholder Communications Corporation, may contact you. Our proxy solicitor will remind you to vote your shares or will record your vote over the phone if you choose to vote in that manner.

--------------------------------------------------------------------------------


                      INSTRUCTIONS FOR SIGNING PROXY CARDS

         The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

              1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

              2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

              3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

               REGISTRATION                                VALID SIGNATURE
               ------------                                ---------------

     Corporate Accounts

     (1)   ABC Corp..................................    ABC Corp.
                                                         John Doe, Treasurer

     (2)   ABC Corp..................................    John Doe, Treasurer

     (3)   ABC Corp. c/o John Doe, Treasurer.........    John Doe

     (4)   ABC Corp. Profit Sharing Plan.............    John Doe, Trustee

     Partnership Accounts

     (1)   The XYZ Partnership.......................    Jane B. Smith, Partner

     (2)   Smith and Jones, Limited Partnership......    Jane B. Smith, General
                                                          Partner
     Trust Accounts

     (1)   ABC Trust Account.........................    Jane B. Doe, Trustee

     (2)   Jane B. Doe, Trustee u/t/d 12/28/78           Jane B. Doe

     Custodial or Estate Accounts

     (1)   John B. Smith, Cust. f/b/o

           John B. Smith, Jr.,

           UGMA/UTMA.................................    John B. Smith

     (2)   Estate of John B. Smith...................    John B. Smith, Jr.,
                                                          Executor

                 PAINEWEBBER FINANCIAL SERVICES GROWTH FUND INC.
                               51 WEST 52ND STREET
                          NEW YORK, NEW YORK 10019-6114
                                 1-800-647-1568

                                 PROXY STATEMENT

                            Dated: November 30, 2000

         This Proxy Statement is being furnished to the shareholders of PaineWebber Financial Services Growth Fund, Inc. ("Fund") in connection with the solicitation of proxies made by, and on behalf of, the Fund's Board of Directors ("Board") to be used at the Special Meeting of Shareholders to be held on January 11, 2001, at 1285 Avenue of the Americas, 14th Floor, New York, New York, 10019-6028, at 10:00 a.m., Eastern time (such meeting and any adjournments thereof are referred to collectively as the "Meeting"). This Proxy Statement and the accompanying proxy card are first being mailed to shareholders on or about November 30, 2000.

         The presence, in person or by proxy, of one third of the shares of the common stock of the Fund ("Shares") outstanding on October 31, 2000 ("Record Date") will constitute a quorum for the transaction of business at the Meeting. In the absence of a quorum or in the event that a quorum is present at the Meeting, but votes sufficient to approve the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those Shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote "FOR" the proposals in favor of such an adjournment and will vote those proxies required to be voted "AGAINST" the proposals against such adjournment. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

         Broker non-votes are Shares held in "street name" for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as Shares present at the Meeting for quorum purposes but will not be (1) considered votes cast at the Meeting or (2) voted for or against any adjournment or proposal. Abstentions and broker non-votes are effectively votes against the proposals.

         All properly executed and unrevoked proxies received in time for the Meeting will be voted as instructed by shareholders. Approval of each proposal requires the affirmative vote of the lesser of (1) 67% or more of the Shares present at the Meeting, if more than 50% of the outstanding Shares are represented at the Meeting in person or by proxy, or (2) more than 50% of the outstanding Shares entitled to vote at the Meeting. If you execute your proxy but give no voting instructions, your shares that are represented by proxies will be voted "FOR" the proposals described in this Proxy Statement. Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Fund ("Secretary"). To be effective, such revocation must be received by the Secretary prior to the Meeting. In addition, although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy by voting in person.

         Shareholders of record as of the close of business on October 31, 2000 ("Record Date"), are entitled to vote at the Meeting. On the Record Date, the Fund had 8,525,102 shares issued and outstanding, consisting of 4,230,282 Class A shares, 2,925,700 Class B shares, 1,279,209 Class C shares, and 89,912 Class Y shares. Shareholders are entitled to one vote for each full share held and a fractional vote for each fractional share held. Except as set forth in Appendix A, as of the Record Date, Mitchell Hutchins, the investment adviser or investment manager, administrator and distributor of the Fund, does not know of any person who owns beneficially 5% or more of any class of shares of the Fund. As of that same date, the Directors and officers, as a group, owned less than 1% of any class of the Fund's outstanding shares.

         The costs of the Meeting, including the solicitation of proxies, will be borne by the Fund. The Fund has engaged the services of Shareholder Communications Corporation ("SCC") to assist it in the solicitation of proxies for the Meeting. The Fund expects to solicit proxies by mail, telephone and via the Internet. The Fund's officers and employees of Mitchell Hutchins who assist in the proxy solicitation will not receive any additional or special compensation for any such efforts. SCC will be paid approximately $36,000 for proxy solicitation services. The Fund will request broker/dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the Shares held of record by such persons. The Fund may reimburse such broker/dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation.

         Copies of the Fund's most recent annual and semi-annual reports, including financial statements, have previously been delivered to shareholders. Shareholders may request copies of the Fund's annual and semi-annual reports by writing the Fund at 51 West 52nd Street, New York, New York 10019-6114, or by calling 1-800-647-1568.

                                  INTRODUCTION

         The Board has approved proposals by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), the Fund's investment adviser and administrator, to restructure the manner in which the Fund's assets are managed. Under the proposal, DSI International Management, Inc. ("DSI"), an affiliate of Mitchell Hutchins, would manage the Fund's assets as its investment sub-adviser. Mitchell Hutchins would supervise DSI's activity as sub-adviser and evaluate its performance. Mitchell Hutchins would continue to provide administrative services to the Fund. The Board is asking the Fund's shareholders to approve a new investment advisory and administration contract with Mitchell Hutchins and at the same time to incorporate updated language about Mitchell Hutchins' ability to appoint sub-advisers, as further described below. In addition, the Board is asking the Fund's shareholders to approve a change in the Fund's investment limitations to change its status from a diversified fund to a non-diversified fund and to approve a policy that permits Mitchell Hutchins and the Board to appoint and replace sub-advisers, enter into sub-advisory contracts and amend sub-advisory contracts without further shareholder approval.

         PROPOSAL 1(a): TO APPROVE OR DISAPPROVE A NEW INVESTMENT ADVISORY AND ADMINISTRATION CONTRACT BETWEEN MITCHELL HUTCHINS AND THE FUND.

         Mitchell Hutchins proposed to the Board and the Board approved at its meeting on September 11, 2000, a new Investment Advisory and Administration Contract ("New Contract") between the Fund and Mitchell Hutchins. The New Contract is substantially similar to the Fund's current Investment Advisory and Administration Agreement ("Old Contract"). Under the New Contract, Mitchell Hutchins will have the same duties and responsibilities and will receive the same compensation as under the Old Contract. A form of the New Contract is attached as Appendix B.

COMPARISON OF THE OLD AND NEW CONTRACTS

         Under both the Old and New Contracts, Mitchell Hutchins will provide a continuous investment program for the Fund, including investment research and management with respect to all securities, investments and cash equivalents in the Fund, and will determine from time to time what securities and other investments will be purchased, retained or sold by the Fund. Both the Old and New Contracts permit Mitchell Hutchins to delegate to a sub-adviser, in whole or in part, Mitchell Hutchins' duty to provide a continuous investment management program. Mitchell Hutchins also will supervise all aspects of the operations of the Fund, including oversight of the transfer agency, custodial and accounting services, except that nothing in the Old or New Contracts shall be deemed to relieve or deprive the Board of its responsibility for and control of the conduct of the Fund.

         In the proposed New Contract, paragraphs 2(a) and 5 have been amended explicitly to permit Mitchell Hutchins to delegate to a sub-adviser or sub-advisers, in whole or in part, Mitchell Hutchins' duty to provide a continuous investment management program with respect to the Fund, including the provision of investment management services with respect to a portion of its assets and to allocate the Fund's assets among different sub-advisers. Further, paragraph 5 has been amended to acknowledge that Mitchell Hutchins could engage a sub-adviser thereunder subject only to approval of the sub-advisory contract by the Board and to any requirements of the securities laws pertaining thereto. As described in Proposal 3, Mitchell Hutchins and the Fund have received an order from the SEC permitting the engagement of a sub-adviser by the Board acting alone and without the need for approval by Fund shareholders. See Proposal 3 for more information.

         As administrator, under both the Old and New Contracts, Mitchell Hutchins will manage the affairs of the Fund, subject to the supervision of the Board. Mitchell Hutchins will provide the Fund with such corporate, administrative and clerical personnel (including officers of the Fund) and services as are deemed reasonably necessary or advisable by the Board, including the maintenance of certain books and records of the Fund. Mitchell Hutchins will arrange, but not pay, for the periodic preparation, updating, filing and dissemination (as applicable) of reports to the Fund's shareholders and the SEC and other appropriate federal or state regulatory authorities. Mitchell Hutchins will provide the Fund with, or obtain for it, adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. Mitchell Hutchins will also provide the Board on a regular basis with economic and investment analyses and reports and make available to the Board, upon request, any economic, statistical and investment services normally available to institutional or other customers of Mitchell Hutchins.

         Under the New Contract, for both the services provided and the expenses assumed, with respect to the Fund, the Fund will pay to Mitchell Hutchins a fee, computed daily and paid monthly, at an annual rate of 0.70% of the average daily net assets of the Fund. This fee is identical to the fee payable to Mitchell Hutchins in the Old Contract.

         Under both the Old and New Contracts, Mitchell Hutchins will not be liable for any error in judgment or mistake of law or for any loss suffered by the Fund or its shareholders in connection with the matters to which the Contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Mitchell Hutchins in the performance of its duties or from reckless disregard by it of its obligations and duties under the Contract. Both the Old and New Contracts terminate automatically upon assignment and are terminable at any time without penalty by the Board or by vote of the holders of a majority of the Fund's outstanding voting securities on 60 days' written notice to Mitchell Hutchins or by Mitchell Hutchins on 60 days' written notice to the Fund.

         If approved by the Fund's shareholders, the New Contract will become effective on the date of approval and will remain in effect for an initial two-year term. Thereafter, the New Contract will continue in effect if it is approved at least annually by a vote of the Fund's shareholders or by the Board, provided that, in either event, continuance is approved by the vote of a majority of those Directors who are not "interested persons," as defined by the Investment Company Act of 1940 ("1940 Act"), of the Fund or Mitchell Hutchins ("Independent Directors"), which vote must be cast in person at a meeting called for the purpose of voting on such approval.

         The Old Contract is dated April 1, 1990 and was last submitted to a vote of shareholders of the Fund on August 24, 1989 in connection with the Fund's conversion from a closed-end investment company to an open-end investment company. Continuance of the Old Contract was last approved by the Board, including a majority of the Independent Directors, at a meeting held on May 11, 2000. Under the Old Contract, the Fund paid (or accrued) investment advisory and administrative fees to Mitchell Hutchins in the amount of $2,541,366 during the fiscal year ended March 31, 2000. During that fiscal year, the Fund also paid $13,851 to PaineWebber Incorporated ("PaineWebber") for its services as securities lending agent.

         Further information about Mitchell Hutchins is set forth in Appendix C.

EVALUATION BY THE BOARD

         Prior to approving the New Contract, the Fund's Board, including a majority of the Independent Directors, determined that the scope and quality of services to be provided to the Fund by Mitchell Hutchins thereunder would be at least equivalent to the scope and quality of services provided under the Old Contract. Additional information considered by the Board included, among other things, the following: (1) Mitchell Hutchins' investment performance; (2) the fact that the compensation to be received by Mitchell Hutchins under the New Contract is the same as its compensation under the Old Contract, which the Board previously has determined to be fair and reasonable; (3) alternative arrangements for providing investment advisory services to the Fund; and (4) the mutual fund-related revenues and expenses of Mitchell Hutchins. In addition, the Board considered Mitchell Hutchins' proposal to appoint DSI as sub-adviser, which is discussed under Proposal 1(b).

         After full consideration of these and other factors, the Board, including a majority of the Independent Directors, approved the New Contract and recommended that the New Contract be submitted to the Fund's shareholders for approval.

REQUIRED VOTE

         Approval of Proposal 1(a) requires the affirmative vote of the lesser of (1) 67% or more of the shares of the Fund present at the Meeting, if more than 50% of the outstanding shares are represented at the Meeting in person or by proxy, or (2) more than 50% of the outstanding shares entitled to vote at the Meeting.

         If the Fund's shareholders do not approve the proposed New Contract, the Old Contract will remain in effect.

                     THE BOARD RECOMMENDS THAT SHAREHOLDERS
                            VOTE "FOR" PROPOSAL 1(a).

                          ----------------------------

         PROPOSAL 1(b): TO APPROVE OR DISAPPROVE A SUB-ADVISORY CONTRACT BETWEEN MITCHELL HUTCHINS AND DSI INTERNATIONAL MANAGEMENT, INC. ("DSI")

INTRODUCTION

         The Board and Mitchell Hutchins propose that DSI be appointed sub-adviser of the Fund. At a meeting on September 11, 2000, the Board approved a sub-advisory contract between Mitchell Hutchins and DSI ("Sub-Advisory Contract"). A form of the Sub-Advisory Contract is attached as Appendix D.

         DSI and Mitchell Hutchins are affiliates because both companies are wholly owned subsidiaries of PaineWebber Incorporated ("PaineWebber"). PaineWebber is a wholly owned indirect subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich, Switzerland and operations in many areas of the financial services industry.

         Founded in 1987, DSI was acquired in December 1999 by PaineWebber because of DSI's experience in quantitative modeling and enhanced indexing strategies. As of September 30, 2000, DSI had more than $6.6 billion in assets under management and its clients included large institutional, corporate and not-for-profit organizations. In addition, DSI has served since April 2000 as sub-adviser to two other PaineWebber open-end funds. Since August 3, 2000, three senior employees of DSI have also served as employees of Mitchell Hutchins, where they have been part of the Mitchell Hutchins team responsible for the day-to-day management of the Fund's investments and have, in particular, been responsible for developing and operating a quantitative multi-factor model that is used in a systematic, disciplined manner to determine which securities to buy or sell for the Fund.

         If DSI is approved as sub-adviser, DSI will be responsible for managing the Fund's investments, subject to oversight and monitoring by Mitchell Hutchins and the Board. DSI also expects to use a team approach in managing the Fund's portfolio, and the three senior employees of DSI who currently serve as part of the Mitchell Hutchins' team responsible for the day-to-day management of the Fund's investments will serve on the DSI team in the same capacities. While the overall approach to determining which securities to buy or sell for the Fund is not expected to change if DSI becomes the Fund's sub-adviser, Mitchell Hutchins and the Board believe that its implementation would be enhanced by having the entire team consist of DSI employees.

         The DSI team would continue to use the quantitative multi-factor model to determine which securities to buy or sell for the Fund and the relative weightings of the securities in the Fund's portfolio. DSI expects to apply the model to a universe of companies that are either defined as financial services companies or as companies that provide services to the financial services industry by a recognized index. While many of these companies may be included in the financial services sector portion of the Standard & Poor's 500 Stock Price Index, the Fund also may invest in securities of companies that are not included in that index.

         Further information about DSI is set forth in Appendix E.

PROPOSED SUB-ADVISORY CONTRACT

         Under the proposed Sub-Advisory Contract, DSI would be responsible, subject to the supervision of the Board and Mitchell Hutchins, for the actual investment management of the Fund's assets, including placing purchase and sell orders for investments and for other related transactions. DSI agrees to provide a continuous investment program for the Fund's assets, including investment research and management. The Sub-Advisory Contract recognizes that DSI may, under certain circumstances, pay higher brokerage commissions than otherwise available by executing portfolio transactions with brokers that provide DSI with research, analysis, advice or similar services. The Sub-Advisory Contract also provides that DSI will (1) maintain all books and records required to be maintained by it pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions the sub-adviser effects on behalf of the Fund, and will furnish the Board and Mitchell Hutchins with such periodic and special reports as the Board or Mitchell Hutchins may reasonably request; (2) provide the Board or Mitchell Hutchins with economic and investment analyses and reports, as well as quarterly reports, setting forth the Fund's performance with respect to its investments and make available to the Board and Mitchell Hutchins any economic, statistical and investment services that DSI normally makes available to its institutional investors or other customers; and
(3) provide assistance in the fair valuation of, and use reasonable efforts to arrange for the provision of a price or prices from one or more parties independent of DSI for, each portfolio security for which the custodian does not obtain prices in the ordinary course of business from an automated pricing service.

         The Sub-Advisory Contract provides that DSI will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund, its shareholders or Mitchell Hutchins in connection with the matters to which the Contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of DSI in the performance of its duties or from reckless disregard by it of its obligations and duties under the Contract.

         The Sub-Advisory Contract provides that the Fund may terminate the Contract on 60 days' written notice to DSI and also permits Mitchell Hutchins to terminate the Contract (1) on 120 days' written notice to DSI; (2) upon material breach by DSI of the representations and warranties contained in the Contract, if such breach has not been cured within a 20 day period after notice of such breach; or (3) immediately, if, in the reasonable judgment of Mitchell Hutchins, DSI becomes unable to discharge its duties and obligations under the Contract or other circumstances that could adversely affect the Fund. In addition, DSI may terminate the Contract, without payment of any penalty, on 120 days' written notice to Mitchell Hutchins.

         Under the proposed Sub-Advisory Contract, DSI would receive a sub-advisory fee paid by Mitchell Hutchins (not the Fund) computed daily and paid monthly, at an annual rate of 0.35% of the Fund's average daily net assets.

         If approved by the Fund's shareholders, the Sub-Advisory Contract will become effective on the date of approval and will remain in effect for an initial two-year term. Thereafter, the Sub-Advisory Contract will continue in effect if it is approved at least annually by a vote of the Fund's shareholders or by the Board, provided that, in either event, continuance is approved by the vote of a majority of the Independent Directors, which vote must be cast in person at a meeting called for the purpose of voting on such approval.

EVALUATION BY BOARD

         At a meeting on September 12, 2000, the Board determined that it would be in the best interest of the Fund and its shareholders to retain DSI as the Fund's sub-adviser. In making this decision, the Board analyzed the factors it deemed relevant, including the following: (1) the past performance of other accounts managed by DSI and its overall capabilities to perform the services under the Sub-Advisory Contract; (2) the sub-advisory fees that would be payable to DSI; (3) the services provided by DSI to its other investment company clients; (4) the ability of DSI to provide sub-advisory services to the Fund, including the quality of its personnel, operations and financial condition; and
(5) other factors that would affect positively or negatively the provision of those services. Moreover, the Board took note that the three senior employees of DSI, who currently serve as part of the Mitchell Hutchins' team responsible for the day-to-day management of the Fund's investments, would serve on the DSI team in the same capacities. The Board believes that the continuance of these three individuals on the DSI team will promote stability in portfolio management.

After full consideration of these and other factors, the Board, including a majority of the Independent Directors, approved the proposed Sub-Advisory Contract and recommended that it be submitted to the shareholders for approval.

REQUIRED VOTE

         Approval of Proposal 1(b) requires the affirmative vote of the lesser of (1) 67% or more of the shares of the Fund present at the Meeting, if more than 50% of the outstanding shares are represented at the Meeting in person or by proxy, or (2) more than 50% of the outstanding shares entitled to vote at the Meeting.

         If the Fund's shareholders do not approve the proposed Sub-Advisory Contract, Mitchell Hutchins will continue to provide investment advisory services to the Fund.

                     THE BOARD RECOMMENDS THAT SHAREHOLDERS
                            VOTE "FOR" PROPOSAL 1(b).

                          ----------------------------


         PROPOSAL 2: TO APPROVE OR DISAPPROVE AMENDMENT OF THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS TO CHANGE ITS STATUS FROM DIVERSIFIED TO NONDIVERSIFIED.

         The Fund is considered a diversified mutual fund under the 1940 Act. This means that as a matter of fundamental policy the Fund will not purchase securities of any one issuer if, as a result, with respect to 75% of its total assets, more than 5% of the Fund's total assets would be invested in securities of that issuer or more than 10% of the outstanding voting securities of that issuer would be held by the Fund. The Board recommends elimination of the Fund's fundamental investment limitation regarding diversification and amendment of this fundamental policy to change the Fund to non-diversified. A non-diversified fund can invest a greater portion of its assets in, and own a greater amount of the voting securities of, a single company than a diversified fund. As a result, the Fund could become somewhat riskier because it would have the ability to hold larger positions in a fewer number of securities.

         Importantly, the Fund is not seeking this change in order to invest the portfolio in a significantly fewer number of issuers. However, the financial services industry has been in the process of consolidation for a period of years, and a smaller number of companies now represent a larger portion of the industry. If it is non-diversified, the Fund would have greater freedom to overweight its holdings of some securities in its portfolio when the multi-factor model used by Mitchell Hutchins (and DSI if it is approved as the Fund's sub-adviser) indicates that would be appropriate. Therefore, to provide the Fund with sufficient investment flexibility to pursue its investment program, the Board believes it would be appropriate to remove the diversification restriction to which the Fund is now subject.

         If the proposal is approved, the Fund's fundamental investment limitation regarding diversification will be eliminated, but the Fund will still be subject to the diversification rules of the Internal Revenue Code. These rules provide that the Fund will not purchase a security if, as a result, with respect to 50% (instead of 75%) of its total assets, more than 5% of the Fund's total assets would be invested in securities of a single issuer or more than 10% of the outstanding voting securities of the issuer would be held by the Fund.

REQUIRED VOTE

         Approval of Proposal 2 requires the  affirmative  vote of the lesser of
(1) 67% or more of the shares of the Fund present at the Meeting, if more than 50% of the outstanding shares are represented at the Meeting in person or by proxy, or (2) more than 50% of the outstanding shares entitled to vote at the Meeting.

         If the Fund's  shareholders  do not approve the proposed  change to the
Fund's  investment  limitations,   the  Fund  will  continue  to  operate  as  a
diversified fund.

                     THE BOARD RECOMMENDS THAT SHAREHOLDERS
                             VOTE "FOR" PROPOSAL 2.

                          ----------------------------



         PROPOSAL 3: TO APPROVE A POLICY TO PERMIT MITCHELL HUTCHINS AND THE BOARD TO APPOINT AND REPLACE SUB-ADVISERS AND TO ENTER INTO AND AMEND SUB-ADVISORY CONTRACTS WITHOUT FURTHER SHAREHOLDER APPROVAL.

SUMMARY

         At its meeting on November 8, 2000, the Board approved, and recommended that the shareholders of the Fund also be asked to approve, a policy to permit Mitchell Hutchins, subject to the approval of the Board, to appoint and replace sub-advisers and to enter into and amend sub-advisory contracts without further shareholder approval ("Sub-Adviser Approval Policy"). Shareholders are being asked to approve this policy at the Meeting to permit Mitchell Hutchins to make changes in the sub-advisory arrangements for the Fund in the future without having to incur the expense of another shareholder meeting. The policy, if approved by the Fund's shareholders, would apply only to sub-advisers that are not affiliated with Mitchell Hutchins, and thus would not permit Mitchell Hutchins and the Board to appoint any Mitchell Hutchins affiliate to serve as sub-adviser to the Fund without shareholder approval.

THE EXEMPTIVE ORDER

         On January 19, 1999, the Fund and Mitchell Hutchins received an exemptive order from the SEC that permits Mitchell Hutchins and the Board, without obtaining shareholder approval, to appoint and replace sub-advisers that are not affiliated with Mitchell Hutchins and to enter into and amend sub-advisory contracts with these sub-advisers. The Fund's shareholders must approve the Sub-Adviser Approval Policy before Mitchell Hutchins and the Board may implement it. Without the exemptive order, the provisions of the 1940 Act require that the Fund's shareholders approve all new sub-advisory contracts as well as material amendments to any existing sub-advisory contract. If shareholders approve this proposal, Mitchell Hutchins will be authorized, subject to approval by the Board, including a majority of the Independent Directors, to evaluate, select and retain unaffiliated sub-advisers for the Fund and to modify the sub-advisory contracts whenever Mitchell Hutchins and the Board believe these actions will benefit the Fund and its shareholders. The Sub-Adviser Approval Policy only enables the future appointment of sub-advisers that are unaffiliated with Mitchell Hutchins. Shareholder approval would continue to be required to appoint an affiliate of Mitchell Hutchins as sub-adviser to the Fund. As explained below, shareholders would receive detailed information regarding any new sub-adviser.

CURRENT SUB-ADVISER APPROVAL PROCESS

         Currently, the holders of a majority of the Fund's outstanding shares must approve any sub-advisory contract between Mitchell Hutchins and another investment adviser pursuant to which the other adviser provides the Fund with investment management services. Shareholder approval is required in addition to approval by the Board and by a majority of the Independent Directors.

PROPOSED SUB-ADVISER APPROVAL POLICY

         The proposed Sub-Adviser Approval Policy would permit Mitchell Hutchins, subject to the approval of the Board, including a majority of the Independent Directors, to appoint and replace sub-advisers and to enter into and amend sub-advisory contracts without obtaining shareholder approval. The Sub-Adviser Approval Policy thus would permit Mitchell Hutchins to change sub-advisers or sub-advisory arrangements in the following types of situations:
(1) the sub-adviser has a record of substandard performance; (2) the individual employees responsible for portfolio management of the Fund move from the sub-adviser to another investment advisory firm; (3) there is a change of control of the sub-adviser; (4) Mitchell Hutchins decides to diversify the Fund's management by adding another sub-adviser; and (5) there is a change in investment style of the Fund. The Sub-Adviser Approval Policy will not be used to appoint any sub-adviser that is affiliated with Mitchell Hutchins as that term is used in the 1940 Act or to amend materially any sub-advisory contract with an affiliated sub-adviser.

         Approval of the Sub-Adviser Approval Policy will not affect any of the requirements under the federal securities laws that govern the Fund, Mitchell Hutchins, any sub-adviser, or any sub-advisory contract, other than the requirement to call and hold a meeting of the Fund's shareholders for the purpose of approving a sub-advisory contract. The Board, including the
Independent Directors, will continue to evaluate and approve all new sub-advisory contracts between Mitchell Hutchins and any sub-adviser as well as all changes to existing sub-advisory contracts. In addition, the Fund and Mitchell Hutchins will be subject to several conditions imposed by the SEC to ensure that the interests of the Fund's shareholders are adequately protected whenever Mitchell Hutchins acts under the Sub-Adviser Approval Policy. Finally, within 90 days of the appointment of a new sub-adviser, the Fund will provide its shareholders with an information statement that contains substantially the same information about the sub-adviser, the sub-advisory contract and the sub-advisory fee that the Fund's shareholders would receive in a proxy statement. If the Fund's shareholders are not satisfied with the sub-advisory arrangements that Mitchell Hutchins and the Board implement under the Sub-Adviser Approval Policy, they would of course be able to exchange or sell their shares.

         Shareholder approval of this Proposal 3 will not change the total amount of investment advisory fees paid by the Fund to Mitchell Hutchins or Mitchell Hutchins' duties and responsibilities toward the Fund under the investment advisory and administration contract.

REASONS FOR REQUESTING SHAREHOLDER APPROVAL

         The Board believes that it is in the best interests of the Fund's shareholders to give Mitchell Hutchins the maximum flexibility to select, supervise and evaluate sub-advisers without incurring the expense and potential delay of seeking specific shareholder approval. While Rule 15a-4 under the 1940 Act provides a limited exception to the shareholder approval requirements for an interim advisory contract, a fund's current advisory contract must be terminated before the Rule can apply and the Fund's shareholders still must approve both the resultant interim advisory and sub-advisory contracts no later than 150 days after their effective date. Thus, even when a change in investment management arrangements involving one or more sub-advisers can be put into place promptly on a temporary basis, the Fund must still call and hold a meeting of the Fund's shareholders, create and distribute proxy materials, and arrange for the solicitation of voting instructions from shareholders. This process is time-intensive, slow and costly. These costs are generally borne entirely by the Fund. If Mitchell Hutchins and the Board can rely on the Sub-Adviser Approval Policy, the Board would be able to act more quickly and with less expense to appoint an unaffiliated sub-adviser when the Board and Mitchell Hutchins believe that the appointment would benefit the Fund and its shareholders.

         Also, the Board believes that it is appropriate to vest the selection, supervision and evaluation of the sub-advisers in Mitchell Hutchins, subject to review by the Board, in light of Mitchell Hutchins' significant experience and expertise in this area. The Board believes that investors may choose to invest in the Fund because of Mitchell Hutchins' experience in this respect.

         Finally, the Board will oversee the sub-adviser selection process to ensure that shareholders' interests are protected whenever Mitchell Hutchins selects a sub-adviser or modifies a sub-advisory contract. The Board, including a majority of the Independent Directors, will continue to evaluate and approve all new sub-advisory contracts as well as any modification to existing sub-advisory contracts. In each review, the Board will analyze all factors that it considers to be relevant to the determination, including the nature, quality and scope of services provided by the sub-advisers. The Board will compare the investment performance of the assets managed by the sub-adviser with other accounts with similar investment objectives managed by other advisers and will review the sub-adviser's compliance with federal securities laws and regulations. The Board believes that its review will ensure that Mitchell
Hutchins   continues  to  act  in  the  best  interests  of  the  Fund  and  its shareholders.

REQUIRED VOTE

         Approval of Proposal 3 requires the  affirmative  vote of the lesser of
(1) 67% or more of the shares of the Fund present at the Meeting, if more than 50% of the outstanding shares are represented at the Meeting in person or by proxy, or (2) more than 50% of the outstanding shares entitled to vote at the Meeting.

         If the Fund's shareholders do not approve the proposed Sub-Adviser Approval Policy, shareholders will continue to be asked to vote on any changes in the Fund's sub-advisory arrangements.

                     THE BOARD RECOMMENDS THAT SHAREHOLDERS
                             VOTE "FOR" PROPOSAL 3.

                          ----------------------------

          INFORMATION ABOUT CERTAIN DIRECTORS AND OFFICERS OF THE FUND

         Officers are appointed by the Board and serve at its pleasure. Information regarding officers and directors of the Fund who are employees or directors of Mitchell Hutchins, PaineWebber or DSI is provided below.

         MARGO N. ALEXANDER; age 53, director. Ms. Alexander is chairman (since March 1999) and a director of Mitchell Hutchins (since January 1995), and an executive vice president and a director of PaineWebber (since March 1984). She was chief executive officer of Mitchell Hutchins from January 1995 to October 2000. Mrs. Alexander is president and a director or trustee of 30 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

         BRIAN M. STORMS; age 46, director and president. Mr. Storms is chief executive officer (since October 2000) and president and chief operating officer of Mitchell Hutchins (since March 1999). Prior to March 1999, he was president of Prudential Investments (1996-1999). Prior to joining Prudential, he was a managing director at Fidelity Investments. Mr. Storms is a director or trustee of 30 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

         AMY R. DOBERMAN; age 38, vice president. Ms. Doberman is senior vice president and general counsel of Mitchell Hutchins. From December 1996 through July 2000, she was general counsel of Aeltus Investment Management, Inc. Prior to working at Aeltus, Ms. Doberman was a Division of Investment Management Assistant Chief Counsel at the Securities and Exchange Commission. Ms. Doberman is a vice president of 29 investment companies and a vice president and secretary of one investment company for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

         JOHN J. HOLMGREN; age 61, vice president. Mr. Holmgren is a managing director of Mitchell Hutchins (since August 2000). Mr. Holmgren is also president, chief executive officer and a director of DSI. He is a vice president of two investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

         JOHN J. HOLMGREN, JR.; age 38, vice president. Mr. Holmgren is a managing director of Mitchell Hutchins (since August 2000). Mr. Holmgren is also executive vice president, chief operating officer, a portfolio manager and a director of DSI. Prior to January 1997, he was president of DSC Data Services, Inc., a consulting firm. He is a vice president of two investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

         JOHN J. LEE; age 32, vice president and assistant treasurer. Mr. Lee is a vice president and a manager of the mutual fund finance department of Mitchell Hutchins. Prior to September 1997, he was an audit manager in the financial services practice of Ernst & Young LLP. Mr. Lee is a vice president and assistant treasurer of 30 investment companies for which Mitchell Hutchins,

PaineWebber or one of their affiliates serves as investment adviser.

         KEVIN J. MAHONEY; age 35, vice president and assistant treasurer. Mr. Mahoney is a first vice president and a senior manager of the mutual fund finance department of Mitchell Hutchins. From August 1996 through March 1999, he was the manager of the mutual fund internal control group of Salomon Smith
Barney. Prior to August 1996, he was an associate and assistant treasurer of BlackRock Financial Management L.P. Mr. Mahoney is a vice president and assistant treasurer of 30 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

         ANN E. MORAN; age 43, vice president and assistant treasurer. Ms. Moran is a vice president and a manager of the mutual fund finance department of Mitchell Hutchins. Ms. Moran is a vice president and assistant treasurer of 30 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

         DIANNE E. O'DONNELL; age 48, vice president and secretary. Ms. O'Donnell is a senior vice president and deputy general counsel of Mitchell Hutchins. Ms. O'Donnell is a vice president and secretary of 29 investment companies and a vice president and assistant secretary for one investment company for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

         PAUL H. SCHUBERT; age 37, vice president and treasurer. Mr. Schubert is a senior vice president and the director of the mutual fund finance department of Mitchell Hutchins. Mr. Schubert is a vice president and treasurer of 30 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

         BARNEY A. TAGLIALATELA; age 39, vice president and assistant treasurer. Mr. Taglialatela is a vice president and a manager of the mutual fund finance department of Mitchell Hutchins. Mr. Taglialatela is a vice president and assistant treasurer of 30 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

         KEITH A. WELLER; age 39, vice president and assistant secretary. Mr. Weller is a first vice president and senior associate general counsel of Mitchell Hutchins. Mr. Weller is a vice president and assistant secretary of 30 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

                                OTHER INFORMATION

         SHAREHOLDER PROPOSALS. As a general matter, the Fund does not hold regular annual or other meetings of shareholders. Any shareholder who wishes to submit proposals to be considered at a special meeting of the Fund's shareholders should send such proposals to the Fund at 51 West 52nd Street, New York, New York 10019-6114. Proposals must be received a reasonable period of time prior to any meeting to be included in the proxy materials. Moreover, inclusion of such proposals is subject to limitations under the federal securities laws. Persons named as proxies for any subsequent shareholders' meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

         OTHER BUSINESS. The Fund's management knows of no other business to be presented to the Meeting other than the matters set forth in this Proxy
Statement, but should any other matter requiring a vote of the Fund's shareholders arise, the proxies will vote thereon according to their best judgment in the interests of the Fund.

                                        By Order of the Board of Directors,


                                        -----------------------------
                                        Secretary

November 30, 2000

                                   APPENDIX A

As of October 31, 2000, the following shareholder is shown on the Fund's records as owning more than 5% of a class of its shares:

--------------------------------------------------------------------------------
                                        NUMBER AND PERCENTAGE OF SHARES
NAME AND ADDRESS                   BENEFICIALLY OWNED AS OF OCTOBER 31, 2000
----------------                   -----------------------------------------
--------------------------------------------------------------------------------
                                       118,070                    6.92%
James Holtman                      Class Y shares           of Class Y shares
--------------------------------------------------------------------------------


--------------------------------
The shareholder listed may be contacted c/o Mitchell Hutchins Asset Management Inc., 51 West 52nd Street, New York, NY 10019/6114.

                                   APPENDIX B

             FORM OF INVESTMENT ADVISORY AND ADMINISTRATION CONTRACT

         Contract made as of _____________, 2001, between PAINEWEBBER FINANCIAL SERVICES GROWTH FUND INC., a Maryland corporation ("Fund"), and MITCHELL HUTCHINS ASSET MANAGEMENT INC. ("Mitchell Hutchins"), a Delaware corporation registered as a broker-dealer under the Securities Exchange Act of 1934, as amended ("1934 Act"), and as an investment adviser under the Investment Advisers Act of 1940, as amended,

         WHEREAS the Fund is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company, and currently has a single series of shares of common stock, which corresponds to a distinct portfolio and is known as PaineWebber Financial Services Growth Fund; and

         WHEREAS the Fund desires to retain Mitchell Hutchins as investment adviser and administrator to furnish certain administrative, investment advisory and portfolio management services to the Fund with respect to PaineWebber Financial Services Growth Fund and any other series as to which this Contract may hereafter be made applicable (each a "Series"), and Mitchell Hutchins is willing to furnish such services;

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

         1. APPOINTMENT. The Fund hereby appoints Mitchell Hutchins as investment adviser and administrator of the Fund and each Series for the period and on the terms set forth in this Contract. Mitchell Hutchins accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

         2.  DUTIES AS INVESTMENT ADVISER.

         (a) Subject to the supervision of the Fund's Board of Directors ("Board"), Mitchell Hutchins will provide a continuous investment program for a Series, including investment research and management with respect to all securities and investments and cash equivalents in the Series. Mitchell Hutchins will determine from time to time what securities and other investments will be purchased, retained or sold by the Series. Mitchell Hutchins may delegate to a sub-adviser, in whole or in part, Mitchell Hutchins' duty to provide a continuous investment management program with respect to any Series, including the provision of investment management services with respect to a portion of the Series' assets, in accordance with paragraph 5 of this Agreement.

         (b) Mitchell Hutchins agrees that in placing orders with brokers, it will attempt to obtain the best net result in terms of price and execution; provided that, on behalf of any Series, Mitchell Hutchins may, in its discretion, use brokers who provide the Series with research, analysis, advice and similar services to execute portfolio transactions on behalf of the Series, and Mitchell Hutchins may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to Mitchell Hutchins' determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of Mitchell Hutchins to such Series and its other clients and that the total commissions paid by such Series will be reasonable in relation to the benefits to the Series over the long term. In no instance will portfolio securities be purchased from or sold to Mitchell Hutchins, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder, or any applicable exemptive orders. Whenever Mitchell Hutchins simultaneously places orders to purchase or sell the same security on behalf of a Series and one or more other accounts advised by Mitchell Hutchins, such orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable to each account. The Fund recognizes that in some cases this procedure may adversely affect the results obtained for the Series.

         (c) Mitchell Hutchins will oversee the maintenance of all books and records with respect to the securities transactions of each Series, and will furnish the Board with such periodic and special reports as the Board reasonably may request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, Mitchell Hutchins hereby agrees that all records which it maintains for the

Fund are the property of the Fund, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records which it maintains for the Fund and which are required to be maintained by Rule 31a-l under the 1940 Act and further agrees to surrender promptly to the Fund any records which it maintains for the Fund upon request by the Fund.

         (d) Mitchell Hutchins will oversee the computation of the net asset value and the net income of each Series as described in the currently effective registration statement of the Fund under the Securities Act of 1933, as amended, and the 1940 Act and any supplements thereto ("Registration Statement) or as more frequently requested by the Board.

         (e) The Fund hereby authorizes Mitchell Hutchins and any entity or person associated with Mitchell Hutchins which is a member of a national securities exchange to effect any transaction on such exchange for the account of any Series, which transaction is permitted by Section 11(a) of the 1934 Act and the rules thereunder, and the Fund hereby consents to the retention of compensation by Mitchell Hutchins or any person or entity associated with Mitchell Hutchins for such transaction.

         3. DUTIES AS ADMINISTRATOR. Mitchell Hutchins will administer the affairs of the Fund and each Series subject to the supervision of the Board and the following understandings:

         (a) Mitchell Hutchins will supervise all aspects of the operations of the Fund and each Series, including oversight of transfer agency, custodial and accounting services, except as hereinafter set forth; provided, however, that nothing herein contained shall be deemed to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Fund and each Series.

         (b) Mitchell Hutchins will provide the Fund and each Series with such corporate, administrative and clerical personnel (including officers of the Fund) and services as are reasonably deemed necessary or advisable by the Board, including the maintenance of certain books and records of the Fund and each Series.

         (c) Mitchell Hutchins will arrange, but not pay, for the periodic preparation, updating, filing and dissemination (as applicable) of the Fund's Registration Statement, proxy material, tax returns and required reports to each Series' shareholders and the Securities and Exchange Commission and other appropriate federal or state regulatory authorities.

         (d) Mitchell Hutchins will provide the Fund and each Series with, or obtain for it, adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items.

         (e) Mitchell Hutchins will provide the Board on a regular basis with economic and investment analyses and reports and make available to the Board upon request any economic, statistical and investment services normally available to institutional or other customers of Mitchell Hutchins.

         4. FURTHER DUTIES. In all matters relating to the performance of this Contract, Mitchell Hutchins will act in conformity with the Articles of Incorporation, By-Laws, and Registration Statement of the Fund and with the instructions and directions of the Board and will comply with the requirements of the 1940 Act, the rules thereunder, and all other applicable federal and state laws and regulations.

         5. DELEGATION OF MITCHELL HUTCHINS' DUTIES AS INVESTMENT ADVISER AND ADMINISTRATOR. With respect to any or all Series, Mitchell Hutchins may enter into one or more contracts ("Sub-Advisory or Sub-Administration Contract") with one or more sub-advisers or sub-administrators in which Mitchell Hutchins delegates to such sub-advisers or sub-administrators any or all of its duties specified in Paragraphs 2 and 3 of this Contract, provided that each
Sub-Advisory or Sub-Administration Contract imposes on the sub-adviser or sub-administrator bound thereby all the corresponding duties and conditions to which Mitchell Hutchins is subject by Paragraphs 2 and 3 of this Contract and all the duties and conditions of paragraph 4 of this Contract, and further provided that each Sub-Advisory or Sub-Administration Contract meets all requirements of the 1940 Act and rules thereunder. Furthermore, to the extent consistent with the regulations and orders of the Securities and Exchange Commission, the appointment and engagement of any sub-advisor and delegation to it of duties hereunder by Mitchell Hutchins shall be subject only to the approval of the Fund's Board.

         6. SERVICES NOT EXCLUSIVE. The services furnished by Mitchell Hutchins hereunder are not to be deemed exclusive and Mitchell Hutchins shall be free to furnish similar services to others so long as its services under this Contract are not impaired thereby or unless otherwise agreed to by the parties hereunder in writing. Nothing in this Contract shall limit or restrict the right of any director, officer or employee of Mitchell Hutchins, who may also be a Board member, officer or employee of the Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

         7.   EXPENSES.
              --------

         (a) During the term of this Contract, each Series will bear all expenses, not specifically assumed by Mitchell Hutchins, incurred in its operations and the offering of its shares.

         (b) Expenses borne by each Series will include but not be limited to the following (or each Series' proportionate share of the following): (i) the cost (including brokerage commissions) of securities purchased or sold by the Series and any losses incurred in connection therewith; (ii) fees payable to and expenses incurred on behalf of the Series by Mitchell Hutchins under this Contract; (iii) expenses of organizing the Fund and the Series; (iv) filing fees and expenses relating to the registrations and qualification of the Series' shares and the Fund under federal and/or state securities laws and maintaining such registration and qualifications; (v) fees and salaries payable to the Fund's Board members and officers who are not interested persons of the Fund or Mitchell Hutchins; (vi) all expenses incurred in connection with the Board members' services, including travel expenses; (vii) taxes (including any income or franchise taxes) and governmental fees; (viii) costs of any liability, uncollectible items of deposit and other insurance and fidelity bonds; (ix) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Fund or Series for violation of any law; (x) legal, accounting and auditing expenses, including legal fees of special counsel for those Board members of the Fund who are not interested persons of the Fund;
(xi) charges of custodians, transfer agents and other agents; (xii) costs of preparing share certificates; (xiii) expenses of setting in type and printing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials for existing shareholders;
(xiv) costs of mailing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials to existing shareholders; (xv) any extraordinary expenses (including fees and disbursements of counsel, costs of actions, suits or proceedings to which the Fund is a party and the expenses the Fund may incur as a result of its legal obligation to provide indemnification to its officers, Board members, agents and shareholders) incurred by the Fund or Series; (xvi) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (xvii) costs of mailing and tabulating proxies and costs of meetings of shareholders, the Board and any committees thereof; (xviii) the cost of investment company literature and other publications provided by the Fund to its Board members and officers; (xix) costs of mailing, stationery and communications equipment; (xx) expenses incident to any dividend, withdrawal or redemption options; (xxi) charges and expenses of any outside pricing service used to value portfolio securities; (xxii) interest on borrowings of the Fund; and (xxiii) fees or expenses related to license agreements with respect to securities indices.

         (c) The Fund or a Series may pay directly any expenses incurred by it in its normal operations and, if any such payment is consented to by Mitchell Hutchins and acknowledged as otherwise payable by Mitchell Hutchins pursuant to this Contract, the Series may reduce the fee payable to Mitchell Hutchins pursuant to Paragraph 8 thereof by such amount. To the extent that such deductions exceed the fee payable to Mitchell Hutchins on any monthly payment date, such excess shall be carried forward and deducted in the same manner from the fee payable on succeeding monthly payment dates.

         (d) Mitchell Hutchins will assume the cost of any compensation for services provided to the Fund received by the officers of the Fund and by those Board members who are interested persons of the Fund.

         (e) The payment or assumption by Mitchell Hutchins of any expenses of the Fund or a Series that Mitchell Hutchins is not required by this Contract to pay or assume shall not obligate Mitchell Hutchins to pay or assume the same or any similar expense of the Fund or a Series on any subsequent occasion.

         8.   COMPENSATION.
              ------------

         (a) For the services provided and the expenses assumed pursuant to this Contract, with respect to PaineWebber Financial Services Growth Fund, the Fund will pay to Mitchell Hutchins a fee, computed daily and paid monthly, at an annual rate of 0.70% of average daily net assets of such Series.

         (b) For the services provided and the expenses assumed pursuant to this Contract with respect to any other Series hereafter established, the Fund will pay to Mitchell Hutchins from the assets of such Series a fee in an amount to be agreed upon in a written fee agreement ("Fee Agreement") executed by the Fund on behalf of such Series and by Mitchell Hutchins. All such Fee Agreements shall provide that they are subject to all terms and conditions of this Contract.

         (c) The fee shall be computed daily and paid monthly to Mitchell Hutchins on or before the first business day of the next succeeding calendar month.

         (d) If this Contract becomes effective or terminates before the end of any month, the fee for the period from the effective day to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

         9. LIMITATION OF LIABILITY OF MITCHELL HUTCHINS. Mitchell Hutchins and its delegates, including any Sub-Adviser or SubAdministrator to any Series or the Fund, shall not be liable for any error of judgment or mistake of law or for any loss suffered by any Series, the Fund or any of its shareholders, in connection with the matters to which this Contract relates, except to the extent that such a loss results from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Contract. Any person, even though also an officer, director, employee, or agent of Mitchell Hutchins, who may be or become an officer, Board member, employee or agent of the Fund shall be deemed, when rendering services to any Series or the Fund or acting with respect to any business of such Series or the Fund, to be rendering such service to or acting solely for the Series or the Fund and not as an officer, director, employee, or agent or one under the control or direction of Mitchell Hutchins even though paid by it.

         10.      DURATION AND TERMINATION.
                  ------------------------

         (a) This Contract shall become effective upon the date hereabove written provided that, with respect to any Series, this Contract shall not take effect unless it has first been approved (i) by a vote of a majority of those Board members of the Fund who are not parties to this Contract or interested persons of any such party ("Independent Board Members") cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of that Series' outstanding voting securities.

         (b) Unless sooner terminated as provided herein, this Contract shall continue in effect for two years from the above written date. Thereafter, if not terminated, this Contract shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the Independent Board Members of the Fund, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or with respect to any given Series by vote of a majority of the outstanding voting securities of such Series.

         (c) Notwithstanding the foregoing, with respect to any Series this Contract may be terminated at any time, without the payment of any penalty, by vote of the board or by a vote of a majority of the outstanding voting securities of such Series on sixty days' written notice to Mitchell Hutchins or by Mitchell Hutchins at any time, without the payment of any penalty, on sixty days' written notice to the Fund. Termination of this Contract with respect to any given Series shall in no way affect the continued validity of this Contract or the performance thereunder with respect to any other Series. This Contract will automatically terminate in the event of its assignment.

         11. AMENDMENT OF THIS CONTRACT. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this contract as to any given Series shall be effective until approved by vote of a majority of such Series' outstanding voting securities.

         12. GOVERNING LAW. This Contract shall be construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws principles thereof, and in accordance with the 1940 Act, provided, however, that to the extent that the applicable laws of the State of New York conflict with the applicable provisions of the 1940 Act, the latter shall control.

         13. MISCELLANEOUS. The captions in this Contract are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Contract, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "national securities exchange," "net assets," "prospectus," "sale," "sell" and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the Securities and Exchange Commission by any rule, regulation or order. Where the effect of a requirement of the 1940 Act reflected in any provision of this contract is relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated as of the day and year first above written.

                                          PAINEWEBBER FINANCIAL SERVICES GROWTH
                                          FUND INC.


Attest: ___________________________       By __________________________________

                                          MITCHELL HUTCHINS ASSET
                                          MANAGEMENT INC.




Attest: ___________________________       By __________________________________

                                   APPENDIX C

ADDITIONAL INFORMATION ABOUT MITCHELL HUTCHINS

         Mitchell Hutchins, a Delaware corporation, is a wholly owned asset management subsidiary of PaineWebber Incorporated, which is a wholly owned indirect subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich, Switzerland and operations in many areas of the financial services industry. Mitchell Hutchins is located at 51 West 52nd Street, New York, New York 10019-6114. The principal business offices of PaineWebber are located at 1285 Avenue of the Americas, New York, New York 10019-6028. The principal business offices of UBS AG are located at
Bahnhofstrasse 45, Zurich, Switzerland. As of October 31, 2000, Mitchell Hutchins was the adviser or sub-adviser of 31 investment companies with 75 separate portfolios and aggregate assets of approximately $58.3 billion.

         Since April 1, 1999 (the beginning of the Fund's most recently completed fiscal year), purchases and sales of the securities of Paine Webber Group Inc. (the ultimate parent company of PaineWebber and Mitchell Hutchins prior to November 3, 2000) or UBS AG by the directors of the Fund did not exceed 1% of the outstanding securities of any class of PW Group or UBS AG.

         Mitchell Hutchins also serves as the distributor for the Fund's shares under a distribution contract that requires Mitchell Hutchins to use its best efforts to sell the Fund's shares. During its fiscal year ended March 31, 2000, the Fund paid $66,672 in brokerage commissions to PaineWebber, which represented 3.70% of the aggregate brokerage commissions paid by the Fund during that fiscal year.

         The following is a list of the directors and principal executive officer of Mitchell Hutchins. The business address of each individual listed below is 51 West 52nd Street, New York, New York 10019-6114.

-------------------------------------------------------------------------------------------------------------
NAME                                    POSITION WITH MITCHELL HUTCHINS             PRINCIPAL OCCUPATION
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------

Margo N. Alexander                      Chairman and a director                               Same
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------

Julian F. Sluyters                      Director and a managing director                      Same
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------

Brian M. Storms                         Chief executive officer, president and                Same
                                        chief operating officer
-------------------------------------------------------------------------------------------------------------

OTHER INVESTMENT COMPANY CLIENTS

         Mitchell Hutchins also serves as investment adviser to the following investment companies, which have investment objectives similar to the Fund's, at the fee rates set forth below. These investment companies had the indicated net assets as of September 30, 2000.

-------------------------------------------------------------------------------------------------------------------------
NAME OF FUND                                                ADVISORY FEE RATE                    APPROXIMATE ASSETS
-------------------------------------------------------------------------------------------------------------------------
PaineWebber Enhanced Nasdaq-100 Fund              0.75% of average daily net assets              $  88,718,634
(a series of Mitchell Hutchins Securities
Trust)
-------------------------------------------------------------------------------------------------------------------------
PaineWebber Enhanced S&P 500 Fund                 0.40% of average daily net assets                 20,501,763
(a series of Mitchell Hutchins Securities
Trust)
-------------------------------------------------------------------------------------------------------------------------
PaineWebber Growth Fund                           0.75% of average daily net assets                572,798,818
(a series of PaineWebber Olympus Fund)
-------------------------------------------------------------------------------------------------------------------------
PaineWebber Growth and Income Fund (a series      0.70% of average daily net assets              1,064,835,044
of PaineWebber America Fund)
-------------------------------------------------------------------------------------------------------------------------
PaineWebber Mid Cap Fund                          1.00% of average daily net assets                219,488,012
(a series of PaineWebber Managed Assets Trust)
-------------------------------------------------------------------------------------------------------------------------
PaineWebber Small Cap Fund                        1.00% of average daily net assets                 69,814,261
(a series of PaineWebber Olympus Fund)
-------------------------------------------------------------------------------------------------------------------------
PaineWebber S&P 500 Index Fund (a series of       0.20% of average daily net assets                 89,407,932
PaineWebber Index Trust)
-------------------------------------------------------------------------------------------------------------------------
PaineWebber Strategy Fund                         0.75% of average daily net assets              1,546,770,896
(a series of PaineWebber Managed Investments
Trust)
-------------------------------------------------------------------------------------------------------------------------
PaineWebber Tax-Managed Fund                      0.75% of average daily net assets                 46,497,363
(a series of PaineWebber Managed Investments
Trust)
-------------------------------------------------------------------------------------------------------------------------

                                   APPENDIX D

                          FORM OF SUB-ADVISORY CONTRACT

         Agreement made as of ______________________, 2001 ("Contract") between MITCHELL HUTCHINS ASSET MANAGEMENT INC., a Delaware corporation ("Mitchell Hutchins"), and DSI INTERNATIONAL MANAGEMENT, INC., a Delaware corporation ("Sub-Adviser").


                                    RECITALS
                                    --------

         (1) Mitchell Hutchins has entered into an Investment Advisory and Administration Agreement, dated ______________, 2000 ("Management Agreement"), with PaineWebber Financial Service Growth Fund Inc. ("Fund"), an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act");

         (2) The Fund offers for public sale a single distinct series of shares of common stock, which corresponds to a distinct portfolio and is known as
"PaineWebber Financial Services Growth Fund" ("Series"), and may offer additional distinct series in the future;

         (3) Under the Management Agreement, Mitchell Hutchins has agreed to provide certain investment advisory and administrative services to the Series;

         (4) The Management Agreement permits Mitchell Hutchins to delegate certain of its duties as investment adviser thereunder to a sub-adviser;

         (5) Mitchell Hutchins desires to retain the Sub-Adviser to furnish certain investment advisory services with respect to PaineWebber Financial Services Growth Fund; and

         (6) The Sub-Adviser is willing to furnish such services;

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, Mitchell Hutchins and the Sub-Adviser agree as follows:

         1. APPOINTMENT. Mitchell Hutchins hereby appoints the Sub-Adviser as an investment sub-adviser with respect to the Series for the period and on the terms set forth in this Contract. The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

         2.  DUTIES AS SUB-ADVISER.
             ---------------------

         (a) Subject to the supervision and direction of the Fund's Board of Directors ("Board") and review by Mitchell Hutchins, and any written guidelines adopted by the Board or Mitchell Hutchins, the Sub-Adviser will provide a continuous investment program for the Series, including investment research and management with respect to all securities and investments and cash equivalents in the Series. The Sub-Adviser will determine from time to time what investments will be purchased, retained or sold by the Series. The Sub-Adviser will be responsible for placing purchase and sell orders for investments and for other related transactions. The Sub-Adviser will provide services under this Contract in accordance with the Series' investment objective, policies and restrictions as stated in the Fund's currently effective registration statement under the 1940 Act, and any amendments or supplements thereto ("Registration Statement").

         (b) The Sub-Adviser agrees that, in placing orders with brokers, it will obtain the best net result in terms of price and execution; provided that, on behalf of the Series, the Sub-Adviser may, in its discretion, use brokers who provide the Sub-Adviser with research, analysis, advice and similar services to execute portfolio transactions, and the Sub-Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Sub-Adviser's determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Sub-Adviser to the Series and its other clients and that the total commissions paid by the Series will be reasonable in relation to the benefits to the Series over the long term. In no instance will portfolio securities be purchased from or sold to the Sub-Adviser, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder. The Sub-Adviser may aggregate sales and purchase orders with respect to the assets of the Series with similar orders being made simultaneously for other accounts advised by the Sub-Adviser or its affiliates. Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Series and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account. Mitchell Hutchins recognizes that in some cases this procedure may adversely affect the results obtained for the Series.

         (c) The Sub-Adviser will maintain all books and records required to be maintained pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to actions by the Sub-Adviser on behalf of the Series, and will furnish the Board and Mitchell Hutchins with such periodic and special reports as the Board or Mitchell Hutchins reasonably may request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records that it maintains for the Series are the property of the Trust, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Fund and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Fund any records that it maintains for the Series upon request by the Fund.

         (d) At such times as shall be reasonably requested by the Board or Mitchell Hutchins, the Sub-Adviser will provide the Board and Mitchell Hutchins with economic and investment analyses and reports and make available to the Board and Mitchell Hutchins any economic, statistical and investment services that the Sub-Adviser normally makes available to its institutional or other customers.

         (e) In accordance with procedures adopted by the Board, as amended from time to time, the Sub-Adviser is responsible for assisting in the fair valuation of all portfolio securities and will use its reasonable efforts to arrange for the provision of a price from one or more parties independent of the Sub-Adviser for each portfolio security for which the custodian does not obtain prices in the ordinary course of business from an automated pricing service.

         3. FURTHER DUTIES. In all matters relating to the performance of this Contract, the Sub-Adviser will act in conformity with the Fund's Articles of Incorporation, By-Laws and Registration Statement and with the written instructions and written directions of the Board and Mitchell Hutchins; and will comply with the requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended ("Advisers Act") and the rules under each, Subchapter M of the Internal Revenue Code ("Code"), as applicable to regulated investment companies; and all other federal and state laws and regulations applicable to the Fund and the Series. Mitchell Hutchins agrees to provide to the Sub-Adviser copies of the Fund's Articles of Incorporation, By-Laws, Registration Statement, written instructions and directions of the Board and Mitchell Hutchins, and any amendments or supplements to any of these materials as soon as practicable after such materials become available; and further agrees to identify to the Sub-Adviser in writing any broker-dealers that are affiliated with Mitchell Hutchins (other than PaineWebber Incorporated and Mitchell Hutchins itself).

         4. EXPENSES. During the term of this Contract, the Sub-Adviser will bear all expenses incurred by it in connection with its services under this Contract.

         5. COMPENSATION.
            ------------

            (a) For the services provided and the expenses assumed by the Sub-Adviser pursuant to this Contract, Mitchell Hutchins, not the Series, will pay to the Sub-Adviser a sub-advisory fee, computed daily and paid monthly, at an annual rate of 0.35% of the Series' average daily net assets.

            (b) The fee shall be accrued daily and payable monthly to the Sub-Adviser on or before the last business day of the next succeeding calendar month.

            (c) If this Contract becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the proportion that such period bears to the full month in which such effectiveness or termination occurs.

         6. LIMITATION OF LIABILITY. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Series, the Fund, its shareholders or by Mitchell Hutchins in connection with the matters to which this Contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Contract. Nothing in this paragraph shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

         7. REPRESENTATIONS OF SUB-ADVISER. The Sub-Adviser represents, warrants and agrees as follows:

         (a) The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Contract remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Contract; (iii) has met and will seek to continue to meet for so long as this Contract remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Contract; (iv) has the authority to enter into and perform the services contemplated by this Contract; and (v) will promptly notify Mitchell Hutchins of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

         (b) The Sub-Adviser has adopted a written code of ethics and appropriate procedures (collectively, "Code") pursuant to Rule 17j-1 under the 1940 Act. No less frequently than annually, the Sub-Adviser shall furnish the Board with a written report that (i) describes any issues arising under the Code since the last report to the Board, including information about material violations of the Code and sanctions imposed in response to the material violations, (ii) certifies that the Code adopted is reasonably necessary to prevent directors and employees, including access persons (as that term is defined under Rule 17j-1) from future violations of the Code; and (iii) provides a copy of the current Code together with both a written description of all material changes to it and a written description of the Code's mechanisms for compliance with Rule 17j-1 and why the Sub-Adviser believes the Code is reasonably designed to meet the requirements of Rule 17j-1. Upon request, the Sub-Adviser agrees to assist Mitchell Hutchins and the Board with all reasonable requests related to the Code, including providing assurances that it is complying with its obligations under Rule 17j-1, as it may be amended from time to time.

         (c) The Sub-Adviser has provided Mitchell Hutchins with a copy of its Form ADV, which as of the date of this Agreement is its Form ADV as most recently filed with the Securities and Exchange Commission ("SEC") and promptly will furnish a copy of all amendments to Mitchell Hutchins at least annually.

         (d) The Sub-Adviser will notify Mitchell Hutchins of any change of control of the Sub-Adviser, including any change of its general partners or 25% shareholders, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Series or senior management of the Sub-Adviser, in each case prior to, or promptly after, such change.

         (e) The Sub-Adviser agrees that neither it, nor any of its affiliates, will in any way refer directly or indirectly to its relationship with the Series, the Fund, Mitchell Hutchins or any of their respective affiliates in offering, marketing or other promotional materials without the prior express written consent of Mitchell Hutchins.

         8. SERVICES NOT EXCLUSIVE. The services furnished by the Sub-Adviser hereunder are not to be deemed exclusive and the Sub-Adviser shall be free to furnish similar services to others so long as its services under this Contract are not impaired thereby or unless otherwise agreed to by the parties hereunder in writing. Nothing in this Contract shall limit or restrict the right of any director, officer or employee of the Sub-Adviser, who may also be a Director, officer or employee of the Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

         9.   DURATION AND TERMINATION.
              ------------------------

         (a) This Contract shall become effective upon the date first above written, provided that this Contract shall not take effect unless it has first been approved: (i) by a vote of a majority of those Directors of the Fund who are not parties to this Contract or interested persons of any such party ("Independent Directors"), cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Series' outstanding securities.

         (b) Unless sooner terminated as provided herein, this Contract shall continue in effect for two years from its effective date. Thereafter, if not terminated, this Contract shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually: (i) by a vote of a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on such approval, and
(ii) by the Board or by vote of a majority of the outstanding voting securities of the Series.

         (c) Notwithstanding the foregoing, this Contract may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Series on 60 days' written notice to the Sub-Adviser. This Contract may also be terminated, without the payment of any penalty, by Mitchell Hutchins: (i) upon 120 days' written notice to the Sub-Adviser; (ii) upon material breach by the Sub-Adviser of any representations and warranties set forth in Paragraph 7 of this Contract, if such breach has not been cured within a 20 day period after notice of such breach; or (iii) immediately if, in the reasonable judgment of Mitchell Hutchins, the Sub-Adviser becomes unable to discharge its duties and obligations under this Contract, including circumstances such as financial insolvency of the Sub-Adviser or other circumstances that could adversely affect the Series. The Sub-Adviser may terminate this Contract at any time, without the payment of any penalty, on 120 days written notice to Mitchell Hutchins. This Contract will terminate automatically in the event of its assignment or upon termination of the Advisory Contract as it relates to the Series.

         10. AMENDMENT OF THIS CONTRACT. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No amendment of this Contract shall be effective until approved by a vote of a majority of the Independent Directors.

         11. GOVERNING LAW. This Contract shall be construed in accordance with the 1940 Act and the laws of the State of New York, without giving effect to the conflicts of laws principles thereof. To the extent that the applicable laws of the State of New York conflict with the applicable provisions of the 1940 Act, the latter shall control.

         12. MISCELLANEOUS. The captions in this Contract are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Contract, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "net assets," "sale," "sell" and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Contract is made less restrictive by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Contract may be signed in counterparts.

         13. NOTICES. Any notice herein required is to be in writing and is deemed to have been given to the Sub-Adviser or Mitchell Hutchins upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Contract will be delivered by personal service, by postage mail - return receipt requested or by facsimile machine or a similar means of same day delivery which provides evidence of receipt (with a confirming copy by mail as set forth herein). All notices provided to Mitchell Hutchins will be sent to the attention of Dianne E. O'Donnell, Deputy General Counsel. All notices provided to the Sub-Adviser will be sent to the attention of John J. Holmgren, Jr., Executive Vice President and Chief Operating Officer of the Sub-Adviser.

                     [rest of page left intentionally blank]

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

                                        MITCHELL HUTCHINS ASSET
                                        MANAGEMENT INC.
                                        51 West 52nd Street
Attest:                                 New York, New York  10019-6114


By:_______________________________      By:_________________________________
   Name:                                   Name:
   Title:                                  Title:


                                        DSI INTERNATIONAL
                                        MANAGEMENT, INC.
                                        301 Merritt 7
Attest:                                 Norwalk, CT  06851


By:_______________________________      By:_________________________________
   Name:                                   Name:
   Title:                                  Title:

                                   APPENDIX E

ADDITIONAL INFORMATION ABOUT DSI

         DSI is a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber"), which is a wholly owned indirect subsidiary of UBS AG, an internationally diversified organization with headquarters in Switzerland and operations in many areas of the financial services industry. DSI is located at 301 Merritt 7, Norwalk, Connecticut 06851. The principal business offices of PaineWebber are located at 1285 Avenue of the Americas, New York, New York 10019-6028. The principal business offices of UBS AG are located at Bahnhofstrasse 45, Zurich, Switzerland. As of September 30, 2000, DSI had over $6.6 billion in assets under management. DSI has been in the investment advisory business since 1988 and has been advising mutual funds since April 2000.

         The following is a list of the directors and principal executive officer of DSI. The business address of each individual listed below is 301 Merritt 7, Norwalk, Connecticut 06851.

-------------------------------------------------------------------------------------------------------------------
NAME                                     POSITION WITH DSI                      PRINCIPAL OCCUPATION
----                                     -----------------                      --------------------
-------------------------------------------------------------------------------------------------------------------
John J. Holmgren                         President, chief executive officer                     Same
                                         and a director
-------------------------------------------------------------------------------------------------------------------
John J. Holmgren, Jr.                    Executive vice president, chief                        Same
                                         operating officer, a portfolio
                                         manager and a director
-------------------------------------------------------------------------------------------------------------------
Michael Holmgren                         Director and managing director                         Same
-------------------------------------------------------------------------------------------------------------------
Julian F. Sluyters                       Director                               Officer of Mitchell Hutchins Asset
                                                                                Management Inc.
-------------------------------------------------------------------------------------------------------------------
Brian M. Storms                          Director                               Officer of Mitchell Hutchins Asset
                                                                                Management Inc.
-------------------------------------------------------------------------------------------------------------------






OTHER INVESTMENT COMPANY CLIENTS

         DSI also serves as investment sub-adviser to the following investment companies, which have similar investment objectives to the Fund's, at the fee rates set forth below. These investment companies had the indicated net assets as of September 30, 2000.

--------------------------------------------------------------------------------------------------------------------
NAME OF FUND                                           SUB-ADVISORY FEE RATE                     APPROXIMATE ASSETS
------------                                           ---------------------                     ------------------
--------------------------------------------------------------------------------------------------------------------

PaineWebber Enhanced Nasdaq-100 Fund (a                0.35% of average daily net assets         $ 88,718,634
series of Mitchell Hutchins Securities Trust)
--------------------------------------------------------------------------------------------------------------------

PaineWebber Enhanced S&P 500 Fund                      0.20% of average daily net assets           20,501,763
(a series of Mitchell Hutchins Securities
Trust)
--------------------------------------------------------------------------------------------------------------------

                                                  APPENDIX 1

                                PAINEWEBBER FINANCIAL SERVICES GROWTH FUND INC.
                              SPECIAL MEETING OF SHAREHOLDERS - JANUARY 11, 2001

         This proxy is being solicited on behalf of the Board of Directors of PaineWebber  Financial  Services
Growth Fund Inc.  ("Fund") and relates to the proposals  indicated below.  The undersigned  hereby appoints as proxies SCOTT H. GRIFF and VICTORIA  DRAKE and each of them (with the power of  substitution)  to vote for the undersigned  all shares of common stock of the  undersigned in the Fund at the Special Meeting of Shareholders
to be held at a.m.,  Eastern  time,  on January  11,  2001,  at the  offices of the Fund,  1285  Avenue of the
Americas,  14th Floor, New York, New York 10019, and any adjournment thereof  ("Meeting"),  with all the power the  undersigned  would  have if  personally  present.  The shares  represented  by this card will be voted as instructed.  UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" ALL
PROPOSALS RELATING TO THE FUND WITH DISCRETIONARY  POWER TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME
BEFORE THE MEETING.

                                            YOUR VOTE IS IMPORTANT

         Please date and sign the reverse side of this proxy and return it promptly in the enclosed  envelope.
This proxy will not be voted unless it is dated and signed exactly as instructed.

         When properly signed,  the proxy will be voted as instructed  below. If no instruction is given for a proposal, voting will be made "FOR" that proposal.

         THE BOARD RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE FOLLOWING PROPOSALS:
                                                                                 FOR      AGAINST      ABSTAIN
      1(a)   Approve a new investment advisory and administration contract between Mitchell Hutchins Asset Management Inc. ("Mitchell
             Hutchins") and the Fund.

      1(b) Approve a new sub-advisory contract between Mitchell Hutchins and DSI International Management, Inc. ("DSI").

      2 Approve amendment of the Fund's fundamental investment limitations to change its status from diversified to non-diversified.

      3      Approve a policy to permit  Mitchell  Hutchins and the Fund's Board of Directors to appoint and replace  sub-advisers and to enter into
             and  amend  sub-advisory   contracts  without  further  shareholder
             approval.

                                  PLEASE DATE AND SIGN THE BACK OF THIS CARD




         If shares are held by an individual, sign your name exactly as it appears on this card. If shares are held jointly,  either party may sign,  but the name of the party signing  should  conform  exactly to the name shown on this card. If shares are held by a  corporation,  partnership  or similar  account,  the name and the capacity of the individual  signing should be indicated,  unless it is reflected in the form of  registration.
For example: "ABC Corp. John Doe, Treasurer."


                                                                       Sign exactly as name appears hereon.


                                                                       ---------------------------------------
                                                                       Signature


                                                                       ---------------------------------------
                                                                       Signature (Joint)


                                                                       ---------------------------------------
                                                                       Date

